Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., April 21, 2021 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2021.
For the quarter ended March 31, 2021, net income was $111 million, or $.98 per share, on revenues of $1.398 billion. Net income for the prior year’s first quarter was $90 million, or $.79 per share, on revenues of $1.507 billion.
“We are extremely pleased that our first quarter results exceeded the high end of our guidance and reflect a broad-based recovery that is well under way,” said M. Keith Waddell, president and CEO of Robert Half. “Protiviti’s revenues grew 35 percent year-on-year, reflecting continued momentum across its wide array of service offerings, including very strong managed solutions with staffing. This is Protiviti’s 14th consecutive quarter of year-on-year revenue gains. Our staffing operations significantly outperformed their historical sequential trends, led by small- and medium-size businesses and permanent placement, which grew 22 percent sequentially.”

Waddell continued, “We are experiencing a faster early-cycle recovery than we have seen in the past which positions us well for future growth. As always, the strength of our brands, people, technology and business model will drive our continued success. Our employees have made possible many great accolades, including very recent inclusion on FORTUNE’s ‘100 Best Companies to Work For®’ and Forbes’ ‘America’s Best Employers for Diversity’ lists for 2021.

“Return on invested capital for the company was 37 percent in the first quarter,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on May 20. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 5481208. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services; on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2021	2020
	(Unaudited)

Service revenues	$1,398,380	$1,506,691
Costs of services	836,669	892,303

Gross margin	561,711	614,388

Selling, general and administrative expenses (1)	423,062	442,868
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses) (1)	(11,988)	40,376
Amortization of intangible assets	576	338
Interest income, net	(45)	(957)

Income before income taxes	150,106	131,763
Provision for income taxes	39,508	41,848

Net income	$110,598	$89,915

Diluted net income per share	$.98	$.79

Shares:
Basic	111,424	113,187
Diluted	112,496	113,858

(1) Selling, general and administrative (“SG&A”) expenses exclude gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. Under these plans, employees direct the investment of their account balances, and the Company makes cash deposits into an investment trust consistent with these directions. Changes in the Company’s deferred compensation obligations noted above are included in SG&A or, in the case of Protiviti, costs of services, while investment income is presented separately. Reclassifications have been made to prior periods’ consolidated financial statements to conform to the current presentation. These reclassifications had no impact to previously reported income before income taxes.

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended March 31,
	2021	2020
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$13,962	$15,913
Capitalized cloud computing implementation costs	$8,488	$10,379
Capital expenditures	$9,739	$14,276
Open market repurchases of common stock (shares)	797	983

	March 31,
	2021	2020
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$497,930	$249,914
Accounts receivable, net	$799,673	$853,529
Total assets	$2,565,169	$2,274,852
Total current liabilities	$1,076,586	$913,354
Total stockholders’ equity	$1,197,699	$1,129,925

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

Beginning in Q3 2020, the Company modified its presentation of service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources to include inter-segment revenues from services provided to Protiviti in connection with the Company’s blended business solutions. This is how the Company measures and manages these divisions internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2018				2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
SERVICE REVENUES:
Accountemps	$476,055	$488,400	$486,240	$490,849	$490,084	$494,582	$501,905	$498,650	$489,884	$331,542	$351,598	$385,000	$417,116
OfficeTeam	261,642	268,902	265,758	269,125	252,633	261,952	267,023	259,147	239,979	136,299	173,685	214,985	220,467
Robert Half Technology	166,102	178,711	185,687	186,666	182,426	189,461	195,630	198,314	196,652	162,028	161,007	175,730	172,239
Robert Half Management Resources	186,690	182,737	181,638	187,745	196,003	195,236	200,421	201,097	211,878	165,031	154,917	167,116	183,271
Elimination of intersegment revenues	(24,201)	(30,776)	(35,557)	(41,847)	(36,519)	(38,519)	(46,518)	(50,883)	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)
Temporary and consultant staffing	1,066,288	1,087,974	1,083,766	1,092,538	1,084,627	1,102,712	1,118,461	1,106,325	1,092,120	753,386	781,391	850,438	889,275
Permanent placement staffing	121,400	135,038	129,667	125,884	131,562	140,894	134,582	126,394	120,489	71,030	87,203	91,387	111,703
Protiviti	207,645	234,042	252,793	263,236	252,341	272,779	299,089	304,666	294,082	283,910	321,303	362,261	397,402
Total	$1,395,333	$1,457,054	$1,466,226	$1,481,658	$1,468,530	$1,516,385	$1,552,132	$1,537,385	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; segment income; combined segment income and as adjusted revenue growth rates.
The following measures: adjusted gross margin; adjusted selling, general and administrative expense; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how the Company evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as-adjusted basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended March 31,						Relationships
	2021			2020			2021	2020	2021	2020
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Accountemps	$417,116		$417,116	$489,884		$489,884	29.8%	32.5%	29.8%	32.5%
OfficeTeam	220,467		220,467	239,979		239,979	15.8%	15.9%	15.8%	15.9%
Robert Half Technology	172,239		172,239	196,652		196,652	12.3%	13.1%	12.3%	13.1%
Robert Half Management Resources	183,271		183,271	211,878		211,878	13.1%	14.1%	13.1%	14.1%
Elimination of intersegment revenues	(103,818)		(103,818)	(46,273)		(46,273)	(7.4%)	(3.1%)	(7.4%)	(3.1%)
Temporary and consultant staffing	889,275		889,275	1,092,120		1,092,120	63.6%	72.5%	63.6%	72.5%
Permanent placement staffing	111,703		111,703	120,489		120,489	8.0%	8.0%	8.0%	8.0%
Protiviti	397,402		397,402	294,082		294,082	28.4%	19.5%	28.4%	19.5%
Total	$1,398,380		$1,398,380	$1,506,691		$1,506,691	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$344,931		$344,931	$412,996		$412,996	38.8%	37.8%	38.8%	37.8%
Permanent placement staffing	111,498		111,498	120,280		120,280	99.8%	99.8%	99.8%	99.8%
Protiviti	105,282	1,688	106,970	81,112	(3,671)	77,441	26.5%	27.6%	26.9%	26.3%
Total	$561,711	$1,688	$563,399	$614,388	$(3,671)	$610,717	40.2%	40.8%	40.3%	40.5%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$278,547	$(9,151)	$269,396	$286,174	$33,058	$319,232	31.3%	26.2%	30.3%	29.2%
Permanent placement staffing	94,867	(1,149)	93,718	105,722	3,647	109,369	84.9%	87.7%	83.9%	90.8%
Protiviti	49,648	—	49,648	50,972	—	50,972	12.5%	17.3%	12.5%	17.3%
Total	$423,062	$(10,300)	$412,762	$442,868	$36,705	$479,573	30.3%	29.4%	29.5%	31.8%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$66,384	$9,151	$75,535	$126,822	$(33,058)	$93,764	7.5%	11.6%	8.5%	8.6%
Permanent placement staffing	16,631	1,149	17,780	14,558	(3,647)	10,911	14.9%	12.1%	15.9%	9.1%
Protiviti	55,634	1,688	57,322	30,140	(3,671)	26,469	14.0%	10.2%	14.4%	9.0%
Total	$138,649	$11,988	$150,637	$171,520	$(40,376)	$131,144	9.9%	11.4%	10.8%	8.7%
Amortization of intangible assets	576	—	576	338	—	338	0.1%	0.1%	0.1%	0.1%
(Income) loss from investments held in employee deferred compensation trusts	(11,988)	11,988	—	40,376	(40,376)	—	0.9%	(2.7%)	0.0%	0.0%
Interest income, net	(45)	—	(45)	(957)	—	(957)	0.0%	0.1%	0.0%	0.1%
Income before income taxes	$150,106	$—	$150,106	$131,763	$—	$131,763	10.7%	8.7%	10.7%	8.7%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED):

	Quarter Ended March 31,
	2021	2020

Income before income taxes	$150,106	$131,763
Interest income, net	(45)	(957)
Amortization of intangible assets	576	338
Combined segment income	$150,637	$131,144

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2019	2020				2021	2019	2020				2021
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Accountemps	1.6	0.0	-33.0	-29.9	-22.8	-14.9	2.1	-0.7	-32.3	-30.2	-23.1	-14.6
OfficeTeam	-3.7	-5.0	-48.0	-35.0	-17.0	-8.1	-3.1	-5.7	-47.8	-35.8	-18.2	-8.7
RH Technology	6.2	7.8	-14.5	-17.7	-11.4	-12.4	7.0	6.8	-14.2	-18.2	-11.9	-12.4
RH Management Resources	7.1	8.1	-15.5	-22.7	-16.9	-13.5	10.3	7.5	-14.8	-23.5	-18.1	-14.3
Elimination of intersegment revenues (1)	21.6	26.7	7.8	28.6	81.6	124.4	21.6	24.9	7.7	28.2	81.5	127.3
Temporary and consultant staffing	1.3	0.7	-31.7	-30.1	-23.1	-18.6	2.2	0.0	-31.2	-30.7	-23.8	-18.9
Permanent placement staffing	0.4	-8.4	-49.6	-35.2	-27.7	-7.3	0.9	-9.0	-49.1	-35.7	-28.5	-8.1
Total staffing	1.2	-0.3	-33.7	-30.7	-23.6	-17.5	2.1	-1.0	-33.2	-31.2	-24.3	-17.8
Protiviti	15.7	16.5	4.1	7.4	18.9	35.1	14.1	15.5	4.5	6.4	17.9	34.7
Total	3.8	2.6	-26.9	-23.3	-15.2	-7.2	4.3	1.9	-26.4	-23.9	-15.9	-7.6

United States
Temporary and consultant staffing	3.0	2.0	-31.7	-31.0	-24.1	-20.3	3.2	0.5	-31.7	-31.3	-23.9	-19.4
Permanent placement staffing	3.0	-4.9	-51.6	-37.1	-31.3	-12.4	3.2	-6.3	-51.6	-37.3	-31.0	-11.4
Total staffing	3.0	1.3	-33.7	-31.6	-24.8	-19.6	3.2	-0.2	-33.7	-31.9	-24.6	-18.6
Protiviti	17.3	21.3	6.4	10.8	22.9	35.5	17.5	19.5	6.3	10.3	23.3	37.1
Total	5.6	4.7	-26.5	-23.3	-15.3	-8.7	5.7	3.2	-26.5	-23.7	-15.0	-7.6

International
Temporary and consultant staffing	-4.8	-3.8	-31.8	-27.0	-19.3	-12.3	-1.0	-1.9	-28.9	-28.4	-23.5	-17.0
Permanent placement staffing	-5.3	-15.9	-45.0	-30.9	-19.3	5.2	-4.1	-14.6	-43.2	-31.7	-23.0	0.3
Total staffing	-4.8	-5.6	-33.8	-27.6	-19.3	-10.1	-1.5	-3.7	-31.1	-28.9	-23.4	-14.8
Protiviti	10.4	1.3	-3.9	-5.0	4.3	33.8	3.3	2.4	-1.5	-8.0	-1.7	26.1
Total	-2.2	-4.4	-28.4	-23.4	-14.7	-2.0	-0.6	-2.7	-25.7	-25.0	-19.2	-7.2
(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 10-12.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Accountemps
As Reported	1.6	0.0	-33.0	-29.9	-22.8	-14.9
Billing Days Impact	0.0	-1.5	-0.1	-0.3	-0.1	1.1
Currency Impact	0.5	0.8	0.8	0.0	-0.2	-0.8
As Adjusted	2.1	-0.7	-32.3	-30.2	-23.1	-14.6
OfficeTeam
As Reported	-3.7	-5.0	-48.0	-35.0	-17.0	-8.1
Billing Days Impact	0.0	-1.3	-0.1	-0.2	-0.1	1.1
Currency Impact	0.6	0.6	0.3	-0.6	-1.1	-1.7
As Adjusted	-3.1	-5.7	-47.8	-35.8	-18.2	-8.7
Robert Half Technology
As Reported	6.2	7.8	-14.5	-17.7	-11.4	-12.4
Billing Days Impact	0.1	-1.5	-0.1	-0.2	0.0	1.1
Currency Impact	0.3	0.5	0.4	-0.3	-0.5	-1.1
Intercompany Adjustments	0.4	―	―	―	―	―
As Adjusted	7.0	6.8	-14.2	-18.2	-11.9	-12.4
Robert Half Management Resources
As Reported	7.1	8.1	-15.5	-22.7	-16.9	-13.5
Billing Days Impact	0.0	-1.5	-0.1	-0.2	0.0	1.1
Currency Impact	0.7	0.9	0.8	-0.6	-1.2	-1.9
Intercompany Adjustments	2.5	―	―	―	―	―
As Adjusted	10.3	7.5	-14.8	-23.5	-18.1	-14.3
Elimination of intersegment revenues
As Reported	21.6	26.7	7.8	28.6	81.6	124.4
Billing Days Impact	0.0	-1.8	-0.2	-0.4	-0.1	2.7
Currency Impact	0.0	0.0	0.1	0.0	0.0	0.2
As Adjusted	21.6	24.9	7.7	28.2	81.5	127.3
Temporary and consultant staffing
As Reported	1.3	0.7	-31.7	-30.1	-23.1	-18.6
Billing Days Impact	0.0	-1.4	-0.1	-0.3	0.0	1.0
Currency Impact	0.5	0.7	0.6	-0.3	-0.7	-1.3
Intercompany Adjustments	0.4	―	―	―	―	―
As Adjusted	2.2	0.0	-31.2	-30.7	-23.8	-18.9
Permanent placement staffing
As Reported	0.4	-8.4	-49.6	-35.2	-27.7	-7.3
Billing Days Impact	0.0	-1.4	-0.1	-0.2	0.0	1.1
Currency Impact	0.5	0.8	0.6	-0.3	-0.8	-1.9
As Adjusted	0.9	-9.0	-49.1	-35.7	-28.5	-8.1
Total staffing
As Reported	1.2	-0.3	-33.7	-30.7	-23.6	-17.5
Billing Days Impact	0.0	-1.4	-0.1	-0.2	0.0	1.1
Currency Impact	0.5	0.7	0.6	-0.3	-0.7	-1.4
Intercompany Adjustments	0.4	―	―	―	―	―
As Adjusted	2.1	-1.0	-33.2	-31.2	-24.3	-17.8
Protiviti
As Reported	15.7	16.5	4.1	7.4	18.9	35.1
Billing Days Impact	0.1	-1.6	-0.1	-0.3	0.0	1.6
Currency Impact	0.3	0.6	0.5	-0.7	-1.0	-2.0
Intercompany Adjustments	-2.0	―	―	―	―	―
As Adjusted	14.1	15.5	4.5	6.4	17.9	34.7
Total
As Reported	3.8	2.6	-26.9	-23.3	-15.2	-7.2
Billing Days Impact	0.0	-1.4	-0.1	-0.2	0.0	1.1
Currency Impact	0.5	0.7	0.6	-0.4	-0.7	-1.5
As Adjusted	4.3	1.9	-26.4	-23.9	-15.9	-7.6

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Temporary and consultant staffing
As Reported	3.0	2.0	-31.7	-31.0	-24.1	-20.3
Billing Days Impact	0.2	-1.5	0.0	-0.3	0.2	0.9
Currency Impact	―	―	―	―	―	―
As Adjusted	3.2	0.5	-31.7	-31.3	-23.9	-19.4

Permanent placement staffing
As Reported	3.0	-4.9	-51.6	-37.1	-31.3	-12.4
Billing Days Impact	0.2	-1.4	0.0	-0.2	0.3	1.0
Currency Impact	―	―	―	―	―	―
As Adjusted	3.2	-6.3	-51.6	-37.3	-31.0	-11.4

Total staffing
As Reported	3.0	1.3	-33.7	-31.6	-24.8	-19.6
Billing Days Impact	0.2	-1.5	0.0	-0.3	0.2	1.0
Currency Impact	―	―	―	―	―	―
As Adjusted	3.2	-0.2	-33.7	-31.9	-24.6	-18.6

Protiviti
As Reported	17.3	21.3	6.4	10.8	22.9	35.5
Billing Days Impact	0.2	-1.8	-0.1	-0.5	0.4	1.6
Currency Impact	―	―	―	―	―	―
As Adjusted	17.5	19.5	6.3	10.3	23.3	37.1

Total
As Reported	5.6	4.7	-26.5	-23.3	-15.3	-8.7
Billing Days Impact	0.1	-1.5	0.0	-0.4	0.3	1.1
Currency Impact	―	―	―	―	―	―
As Adjusted	5.7	3.2	-26.5	-23.7	-15.0	-7.6

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Temporary and consultant staffing
As Reported	-4.8	-3.8	-31.8	-27.0	-19.3	-12.3
Billing Days Impact	-0.4	-1.4	0.0	0.0	-1.0	1.4
Currency Impact	2.4	3.3	2.9	-1.4	-3.2	-6.1
Intercompany Adjustments	1.8	―	―	―	―	―
As Adjusted	-1.0	-1.9	-28.9	-28.4	-23.5	-17.0

Permanent placement staffing
As Reported	-5.3	-15.9	-45.0	-30.9	-19.3	5.2
Billing Days Impact	-0.4	-1.1	-0.1	0.0	-1.0	1.7
Currency Impact	1.6	2.4	1.9	-0.8	-2.7	-6.6
As Adjusted	-4.1	-14.6	-43.2	-31.7	-23.0	0.3

Total staffing
As Reported	-4.8	-5.6	-33.8	-27.6	-19.3	-10.1
Billing Days Impact	-0.6	-1.3	-0.1	0.0	-1.0	1.5
Currency Impact	2.3	3.2	2.8	-1.3	-3.1	-6.2
Intercompany Adjustments	1.6	―	―	―	―	―
As Adjusted	-1.5	-3.7	-31.1	-28.9	-23.4	-14.8

Protiviti
As Reported	10.4	1.3	-3.9	-5.0	4.3	33.8
Billing Days Impact	-0.6	-1.4	0.0	0.1	-1.4	2.1
Currency Impact	1.4	2.5	2.4	-3.1	-4.6	-9.8
Intercompany Adjustments	-7.9	―	―	―	―	―
As Adjusted	3.3	2.4	-1.5	-8.0	-1.7	26.1

Total
As Reported	-2.2	-4.4	-28.4	-23.4	-14.7	-2.0
Billing Days Impact	-0.5	-1.3	0.0	0.1	-1.1	1.6
Currency Impact	2.1	3.0	2.7	-1.7	-3.4	-6.8
As Adjusted	-0.6	-2.7	-25.7	-25.0	-19.2	-7.2